Share Class & Ticker	Class A HGWIX	Trust Shares HGWTX	Summary Prospectus April 30, 2013

Huntington Growth Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonfunds.com/prospectussummary. You can also get this information at no cost by calling 800-253-0412, by emailing a request to info@huntingtonfunds.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2013.

Fund Summary

Investment Objective	The Fund’s investment objective is to seek to achieve long-term capital appreciation primarily through investing in equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 208 of the prospectus and “Other Purchase Information — Sales Charge Reductions/Waivers (Class A Shares)” at page 74 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Trust Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	None	4.75%

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Trust Shares	Class A Shares
Management Fees	0.60%	0.60%

Distribution (12b-1) Fees	None	0.25%

Other Expenses (including shareholder services fee)	0.60%	0.60%

Acquired Fund Fees and Expenses	None	None

Total Annual Fund Operating Expenses(1)	1.20%	1.45%

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.20% and 1.45% of the Trust Shares and Class A Shares daily net assets, respectively, through April 30, 2014. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Trust Shares	$122	$381	$660	$1,455
Class A Shares	$616	$912	$1,230	$2,128

Not A Deposit * Not Insured By Any Government Agency * Not FDIC Insured * No Bank Guarantee * May Lose Value

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategy

The Advisor normally invests in common stock and other equity securities, such as preferred stock, of primarily domestic medium or large companies which it believes offer opportunities for growth.

In selecting investments, the Advisor reviews historical earnings, revenue and cash flow to identify the best companies in each industry and to evaluate the growth potential of these companies. The Advisor may also select companies based on a relative price to earnings growth methodology. The Advisor uses qualitative, quantitative and technical analysis in implementing these strategies. On an ongoing basis, the Advisor also monitors the Fund’s existing positions to determine the benefits of retention.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Portfolio Turnover Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Performance: Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Trust Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information will be available at www.huntingtonfunds.com, or by calling 1-800-253-0412.

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q3 2010 Q4 2008	16.06 (19.21	% )%

This table compares the Fund’s average annual total returns for periods ended December 31, 2012.	Average Annual Total Return Table (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Growth Fund — Trust Shares
Returns before taxes	10.30%	(2.82)%	3.52%
Returns after taxes on distributions(1)	9.43%	(3.28)%	2.64%
Returns after taxes on distributions and sales of Trust Shares(1)	7.86%	(2.36)%	3.07%
Growth Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	4.79%	(4.01)%	2.78%
S&P 500 Growth Index (“S&P 500 GI”) (reflects no deduction for fees, expenses or taxes)(2)	14.60%	3.40%	7.10%

(1)

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2)

The S&P 500 GI is a market capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

Investment Advisor and Portfolio Manager

The Fund’s investment advisor is Huntington Asset Advisors, Inc. Herb Chen is primarily responsible for the day-to-day management of the Fund. Mr. Chen, Senior Vice President of the Advisor, has served as Portfolio Manager of the Fund since 2010.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A and Trust Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50; for Trust Shares the minimum subsequent investment is $500. For Class A Shares and Trust Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at (800) 253-0412; by check payable to the Huntington Growth Fund and applicable Share class (for example, Huntington Growth Fund Class A Shares) (Mail to: The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (please call the Trust at (800) 253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at (800) 253-0412, or by calling your Investment Professional; or by mail to the Huntington Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (“IRA”).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.